UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2026

Nuo Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-28443	23-3011702
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8285 El Rio, Suite 190, Houston, Texas 77054
(Address of principal executive offices) (Zip Code)

(346) 396-4770
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2026, Nuo Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Interim Loan Agreement”) with five lenders (collectively, the “Lenders”). The Interim Loan Agreement amended and restated the Loan and Security Agreement (the “Initial Loan Agreement”) dated as of January 21, 2026 entered into between the Company and four of the Lenders.

The Interim Loan Agreement provides for a $400,000 increase in the aggregate commitment of the Lenders and an adjustment of their funding amounts such that their loans total an aggregate principal amount of up to $2.0 million with (a) $1,000,000 previously funded on the January 23, 2026 initial closing date (the “Initial Funding”), (b) $675,000 funded on the interim closing date (the “Interim Funding”), and (c) $325,000 to be funded, if requested in advance by the Company and subject to closing conditions, on September 30, 2026 (the “Second Funding”). The closing of the Interim Funding occurred on May 29, 2026.

The Company intends to use the funding proceeds under the Interim Loan Agreement and any Second Funding for general working capital purposes.

The Lenders include Scott M. Pittman, a member of the Board of Directors of the Company and a more than 10% beneficial owner of the Company’s common stock, and Paul Anthony Jacobs, a more than 5% beneficial owner of the Company’s common stock. Mr. Pittman loaned $200,000 in the Initial Funding, $100,000 in the Interim Funding, and, pursuant to the Interim Loan Agreement, committed to loaning $100,000 in a Second Funding, if any. Mr. Jacobs loaned $300,000 in the Initial Funding, $400,000 in the Interim Funding, and did not commit to loaning additional funds in a Second Funding. The other Lenders consist of an affiliate of an existing distributor of the Company’s Aurix product and two separate third parties unaffiliated with the Company.

At the closing of the Interim Funding, the Company issued a Secured Promissory Note (each, an “Interim Note”) to each of the Lenders and upon any Second Funding, the Company will issue an additional Secured Promissory Note (each, if any, a “Second Note”). The Interim Notes bear interest at an annual rate of 12%. If the Company requests a Second Funding, the Second Notes will also bear interest at an annual rate of 12%. In addition, pursuant to the Interim Loan Agreement, the interest rate of Initial Notes previously issued pursuant to the Initial Loan Agreement increased from 10% to an annual rate of 12% upon the Interim Funding.

The maturity date of the Initial Notes previously issued, the Interim Notes, and any Second Notes remains December 31, 2028 (the “Maturity Date”).

Interest on the Initial Notes, the Interim Notes, and, if any, the Second Notes (together, the “Notes”) will be payable in Interest Warrants as described below, and not in cash. Interest on the Notes will be payable and issued at the Maturity Date (or earlier upon certain prepayments as described below). Interest on the Notes will accrue on a quarterly calendar basis without regard to partial quarters.

The Notes are interest only through December 31, 2026. The principal on the Notes is repayable in cash in equal quarterly installments on the last business day of each calendar quarter commencing March 31, 2027 and continuing to the Maturity Date.

The Company may, at its option on the last business day of a calendar quarter commencing December 31, 2026, voluntarily prepay the Notes in their entirety by paying the then outstanding principal balance and all accrued interest on the Notes, subject to a prepayment fee equal to 1.5% of the then outstanding principal balance if the Notes are prepaid on or after December 31, 2026 but before December 31, 2027, with no prepayment fee applicable to such prepayments on or after December 31, 2027. The prepayment fee, if any, is payable in Prepayment Restated Warrants as described below, and not in cash, that will vest in the event of a voluntary prepayment.

In addition, the Interim Loan Agreement mandates the prepayment of the Notes in the event of (A) an equity financing of at least $5 million, (B) certain changes in control as defined in the Interim Loan Agreement, or (C) a default by the Company. In the event of such an equity financing or change in control, the Company has agreed to repay the Notes in their entirety by paying the then outstanding principal balance and all accrued interest on the Notes, subject to a prepayment fee equal to 2.75% of the then outstanding principal balance if such event occurs before December 31, 2026 and 1.5% of the then outstanding principal balance if such event occurs on or after December 31, 2026 but before December 31, 2027, with no prepayment fee applicable if such event occurs on or after December 31, 2027. In the event of a default, the Company has agreed to repay the Notes in their entirety by paying the then outstanding principal balance and all accrued interest on the Notes, subject to a prepayment fee equal to 2.75% of the then outstanding principal balance. The prepayment fee, if any, is payable in Prepayment Restated Warrants as described below, and not in cash, that will vest in the event of a mandatory prepayment.

The Notes are secured by a lien upon and security interest in all of the Company’s assets, including intellectual property.
The Interim Loan Agreement contains customary representations, warranties, and covenants.
The foregoing description of the Interim Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants

On May 29, 2026, the closing date of the Interim Funding, and pursuant to the Interim Loan Agreement, the Company (a) issued to each Lender warrants, a portion of which are subject to vesting provisions, to purchase shares of the Company’s common stock, (b) cancelled certain warrants previously issued pursuant to the Initial Funding, and (c) again agreed to issue additional warrants to each Lender in the Interim Funding to purchase shares of the Company’s common stock as payment for accrued interest under the Notes.

The securities issued by the Company at the closing of the Interim Funding consisted of: (i) warrants representing a fee of 0.75% of each Lender’s revised, as applicable, commitment pursuant to the Interim Loan Agreement (the “Commitment Supplemental Warrants”); (ii) warrants representing a fee of 1.25% of each Lender’s loan amount in the Interim Funding (the “Origination Interim Warrants”); (iii) warrants representing 25% coverage of each Lender’s loan amount in the Interim Funding (the “Capital Interim Warrants”); (iv) warrants representing a fee of 1.25% of each Lender’s loan commitment amount, if any, in a Second Funding, vesting on September 30, 2026 only upon the occurrence of a Second Funding (the “Origination Restated Second Warrants”); (v) warrants representing 25% coverage of each Lender’s loan commitment amount, if any, in a Second Funding, vesting on September 30, 2026 only upon the occurrence of a Second Funding (the “Capital Restated Second Warrants”); and (vi) warrants representing a fee, if any, vesting only in the event of a voluntary or mandatory prepayment as described above and at a percentage as described above of each Lender’s then outstanding principal balance (the “Prepayment Restated Warrants”). In addition as discussed above, warrants are issuable by the Company at the Maturity Date (or earlier upon voluntary or mandatory prepayment as described above) as payment for accrued interest on the Notes (the “Interest Warrants”).

Except as described above, each of the warrants issued and issuable under the Interim Loan Agreement contains similar material terms. The exercise price of each of the warrants is $1.50 per share of the Company’s common stock. The determination of the number of shares issuable upon exercise of each of the warrants is calculated based upon the same $1.50 exercise price. Each of the warrants contains provisions for anti-dilution and certain other adjustments, such as due to stock dividends, stock splits, and reverse stock splits. The expiration date of each warrant is January 23, 2031 (the “Expiration Date”), which is five years from the closing date of the Initial Funding. Subject to the vesting provisions described above, each of the warrants is exercisable at any time, or from time to time up to and including the Expiration Date, by (a) making a cash payment equal to the exercise price multiplied by the quantity of shares, or (b) on a cashless basis by receiving a net number of shares calculated pursuant to the formula set forth in the warrant, provided that the shares issuable upon exercise are not registered for sale under the Securities Act of 1933, as amended (the “Securities Act”).

Accordingly, upon the Interim Funding on May 29, 2026, the Company issued securities representing: (i) Commitment Supplemental Warrants, Origination Interim Warrants, and Capital Interim Warrants (together, the "Interim Warrants") immediately exercisable for an aggregate of 120,125 shares; (ii) Origination Restated Second Warrants and Capital Restated Second Warrants (together, the "Second Restated Warrants"), vesting upon a Second Funding, exercisable for an aggregate of 56,875 shares, and (iii) Prepayment Restated Warrants, vesting upon a voluntary or mandatory prepayment event as described above, exercisable for an aggregate of up to 36,665 shares.  The number of Interim Warrants reflects a net reduction of 250 shares to account for a $50,000 decrease in the commitment amount of two of the Lenders since the Initial Funding.  In addition, upon the Interim Funding, the Company cancelled, as previously issued to the four Lenders in the Initial Funding, securities representing (i) Origination Second Warrants and Capital Second Warrants (together, the "Second Warrants"), which had not vested, exercisable for an aggregate of 105,000 shares, and (ii) Prepayment Warrants, which had not vested, exercisable for an aggregate of up to 29,332 shares. Further, the Company has agreed to issue Interest Warrants at the Maturity Date (or earlier upon voluntary or mandatory prepayment as described above) immediately then exercisable for an aggregate of up to 303,667 shares representing the maximum interest payable for the maximum principal amount of $2.0 million potentially funded under the notes and then repaid by the Maturity Date per the terms of the Interim Loan Agreement.

As a party to the Interim Loan Agreement, Mr. Pittman, a member of the Board of Directors of the Company and a more than 10% beneficial owner of the Company’s common stock, was among the Lenders to whom the Company agreed to issue warrants. In particular, Mr. Pittman was issued upon the Interim Funding on May 29, 2026: (i) an Interim Warrant exercisable for 17,450 shares; (ii) a Restated Second Warrant exercisable, subject to vesting as described above, for 17,500 shares, and (iii) a Prepayment Restated Warrant exercisable, subject to vesting as described above, for up to 7,333 shares.  The number of Interim Warrants reflects a net reduction of 50 shares to account for a $10,000 decrease in the commitment amount of Mr. Pittman since the Initial Funding.  In addition, upon the Interim Funding, the Company cancelled, as previously issued to Mr. Pittman in the Initial Funding. (i) a Second Warrant, which had not vested, exercisable for 36,750 shares, and (ii) a Prepayment Warrant, which had not vested, exercisable for up to 7,516 shares. Further, an Interest Warrant exercisable for up to 59,333 shares is issuable to Mr. Pittman at the Maturity Date (or earlier upon voluntary or mandatory prepayment as described above).

As a party to the Interim Loan Agreement, Mr. Jacobs, a more than 5% beneficial owner of the Company’s common stock, was among the Lenders to whom the Company agreed to issue warrants. In particular, Mr. Jacobs was issued upon the Interim Funding on May 29, 2026: (i) an Interim Warrant exercisable for 72,000 shares, and (ii) a Prepayment Restated Warrant exercisable, subject to vesting as described above, for up to 12,833 shares. In addition, upon the Interim Funding, the Company cancelled, as previously issued to Mr. Jacobs in the Initial Funding. a Prepayment Warrant, which had not vested, exercisable for up to 5,500 shares. Further, an Interest Warrant exercisable for up to 110,000 shares is issuable to Mr. Jacobs at the Maturity Date (or earlier upon voluntary or mandatory prepayment as described above).

The warrants, and shares of the Company’s common stock issuable upon exercise, as described above were offered and sold, or will be offered and sold, by the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Commitment Supplemental Warrants, Origination Interim Warrants, and Capital Interim Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the form of Interim Warrants, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Origination Restated Second Warrants and Capital Restated Second Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the form of Second Restated Warrants, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Prepayment Restated Warrants and Interest Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the form of Prepayment Restated Warrants and form of Interest Warrants, which are filed as Exhibits 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Interim Loan Agreement is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Commitment Supplemental Warrants, Origination Interim Warrants, Capital Interim Warrants, Origination Restated Second Warrants, Capital Restated Second Warrants, Prepayment Restated Warrants, and Interest Warrants, and the shares of the Company’s common stock underlying all such warrants, have not been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Interim Warrants
4.2	Form of Second Warrants (previously filed on January 26, 2026 as Exhibit 4.2 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
4.3	Form of Second Restated Warrants
4.4	Form of Prepayment Warrants (previously filed on January 26, 2026 as Exhibit 4.3 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
4.5	Form of Prepayment Restated Warrants
4.6	Form of Interest Warrants (previously filed on January 26, 2026 as Exhibit 4.4 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
10.1	Amended and Restated Loan and Security Agreement, dated as of May 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive and Chief Financial Officer

Date: June 2, 2026